Exhibit 99.906.CERT
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           CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Jean Bernhard Buttner, Chairman and President of the Value Line Aggressive Income Trust (the "Registrant"), certify that:

1. The periodic report on Form N-CSR of the Registrant for the period ended 6/30/03 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.





Date: September 19, 2003
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                                            By: /s/ Jean Bernhard Buttner
                                                -------------------------
                                                    Jean Bernhard Buttner
                                                    Chairman and President
                                              Value Line Aggressive Income Trust

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, David T. Henigson, Vice President and Secretary/Treasurer of the Value Aggressive Income Trust(the "Registrant"), certify that:

1. The periodic report on Form N-CSR of the Registrant for the period ended 6/30/03 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.





Date: September 19, 2003
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                            By: /s/ David T. Henigson
                                ---------------------
                                    David T. Henigson
                             Vice President and Secretary/Treasurer
                               Value Line Aggressive Income Trust